Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with this Quarterly Report on Form 10-Q of Avid Technology, Inc. (the "Company") for the period ended September 30, 2002, as filed with the Securities Exchange Commission on the date hereof (the "Report"), the undersigned, David A. Krall, Chief Executive Officer of the Company, and Paul J. Milbury, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 13, 2002                  /s/ David A. Krall
                                           -------------------------------------
                                           David A. Krall
                                           Chief Executive Officer


Dated:  November 13, 2002                  /s/ Paul J. Milbury
                                           -------------------------------------
                                           Paul J. Milbury
                                           Chief Financial Officer